                                                                    EXHIBIT 10.2

                FOURTH CONSENT AND AMENDMENT TO CREDIT AGREEMENT

     FOURTH CONSENT AND AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of October 25, 2006, among QUANTA CAPITAL HOLDINGS LTD., an exempted company organized under the laws of Bermuda (the "Company"), the Designated
Subsidiary Borrowers (as defined in the Credit Agreement referred to below)
party to the Credit Agreement referred to below, the undersigned lenders party to the Credit Agreement referred to below, and JPMORGAN CHASE BANK, N.A. (f/k/a
JPMorgan Chase Bank) ("JPMorgan"), as Administrative Agent (in such capacity, the "Administrative Agent") and Collateral Agent (in such capacity, the
"Collateral Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

                                   WITNESSETH:

     WHEREAS, the Company, the Designated Subsidiary Borrowers, the lenders from time to time party thereto (the "Lenders"), the Administrative Agent, and BNP
Paribas, Calyon, New York Branch, Comerica Bank and Deutsche Bank AG New York
Branch, as Co-Documentation Agents (in such capacity, the "Co-Documentation
Agents") have entered into a Credit Agreement, dated as of July 13, 2004 and amended and restated as of July 11, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, on or prior to the Fourth Amendment Effective Date (as defined below), the Company and certain of its subsidiaries will enter into a new credit facility agented by ING Bank N.V., London Branch ("ING") (the "ING Credit
Facility");

     WHEREAS, the Lenders and the Borrowers desire to terminate the Total
Commitment, release the Collateral and make certain modifications to the Credit
Agreement concurrently with the closing of the ING Credit Facility, subject to and on the terms and conditions set forth herein;

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement and consent to the termination of the Total Commitment and release of the
Collateral as provided herein;

     NOW, THEREFORE, it is agreed;

I.   Consents and Agreements

     1. Notwithstanding anything to the contrary contained in the Credit
Agreement or any other Credit Document, as of the Fourth Amendment Effective
Date, the undersigned hereby agree that the Total Commitment shall be terminated and that none of the Administrative Agent, any Lender, the Issuing Agent or any
Fronting Lender shall be under any obligation to make any Loan, issue any Letter of Credit, increase the Stated Amount of any Letter of Credit, extend the expiration date of any Letter of Credit (as in effect as of the Fourth Amendment
Effective Date), or otherwise extend any additional credit pursuant to the
Credit Agreement. In addition, the undersigned hereby agree that any amendment, supplement, or other modification to a Letter of

Credit that relates to any of the matters referred to in this Section I(1) shall require the prior written consent of each Lender.

     2. The Borrowers and the Lenders hereby authorize and direct JPMorgan, as
Issuing Agent (in such capacity, the "Issuing Agent") and as Fronting Lender (in such capacity, the "Fronting Lender") to deliver (and the Issuing Agent and the
Fronting Lender hereby agree to deliver) a Notice of Non-Extension with respect to each Letter of Credit outstanding on the Fourth Amendment Effective Date (the
"Existing Letters of Credit") within the time period specified in each such
Letter of Credit. To the extent reasonably practicable, the Issuing Agent and the Fronting Lender will endeavor to notify the Company of the date on which it will send out such Notices of Non-Renewal; provided however, that failure to so notify the Company shall not affect the ability of the Issuing Agent and/or
Fronting Lender to deliver such Notices of Non-Renewal, nor will such failure give rise to any claim against the Issuing Agent and/or the Fronting Lender.

     3. On the Fourth Amendment Effective Date, at the sole cost and expense of the Borrowers, the Lenders hereby release the Lien granted by the Borrowers in favor of the Collateral Agent for the benefit of the Secured Creditors (as defined in the Security Agreement) in the Collateral and authorize the
Collateral Agent to take (and the Collateral Agent agrees to take) such action as is necessary or appropriate as reasonably requested by the Company to effectuate such release, including without limitation, transferring the
Collateral to the collateral agent under the ING Credit Facility and/or executing and delivering an account control agreement with respect to the
Collateral in favor of the collateral agent under the ING Credit Facility. In the event that any interest or other income on any investment constituting part of the Collateral is received by the Collateral Agent after the Fourth Amendment
Effective Date, the Collateral Agent shall deliver such interest or income to the respective Borrower. The Collateral Agent and Lenders hereby authorize the
Company and each Designated Subsidiary Borrower to file at any time on and after the Fourth Amendment Effective Date such Uniform Commercial Code termination statements (including without the Collateral Agent's signature) as may be necessary to reflect in the public record the release of the Liens in favor of the Collateral Agent and the Lenders.

     4. In consideration of the agreements and consents contained in Sections 1 and 3 above, the Borrowers will cause to be delivered to the Administrative
Agent a letter of credit issued by ING Bank N.V., London Branch substantially in the form attached hereto as Exhibit A (the "ING Letter of Credit") and in a stated amount equal to 102% of the Letter of Credit Outstandings as of the
Fourth Amendment Effective Date. JPMorgan hereby agrees with the Lenders that it will not agree to any amendment, supplement or other modification to the ING
Letter of Credit (other than amendments, supplements or modifications relating to mechanical or procedural provisions) without the prior written consent of each Lender. JPMorgan further agrees with the Lenders that in the event that
JPMorgan draws at any time under the ING Letter of Credit, it will promptly apply the respective proceeds received under the ING Letter of Credit to pay the obligation or obligations in respect of which such drawing was made.

     5. The Lenders authorize JPMorgan to deliver (and JPMorgan hereby agrees to deliver) a reduction certificate in the form attached as Exhibit B to the ING
Letter of Credit (a "Reduction Certificate") to ING (i) upon the cancellation and return to JPMorgan of any Existing Letter of Credit prior to the date of its expiration and (ii) no later than ten (10) Business Days

                                      -2-

following the expiration of any undrawn Existing Letter of Credit, in each case with the stated amount of the ING Letter of Credit to be reduced pursuant to such Reduction Certificate by an amount (if positive) equal to (a) the stated
amount of the ING Letter of Credit immediately prior to such reduction minus (b)
105% of the Stated Amount of the remaining Existing Letters of Credit after giving effect to the cancellations and/or expirations referred to above.

     6. The Lenders hereby consent to the filing of Uniform Commercial Code financing statements by Comerica Bank, as collateral agent under the ING Credit
Facility against the Borrowers with respect to security interests to be created under the ING Credit Facility on or after the Fourth Amendment Effective Date.

II.  Amendments to the Credit Agreement

     1. Sections 2.08(c) and (d) of the Credit Agreement are hereby deleted in their entirety.

     2. Section 2.09 of the Credit Agreement is hereby amended by (a) deleting the text "0.35%" contained in clause (c) thereof and substituting the text
"0.20%" in lieu thereof and (b) adding the following proviso at the end of the first sentence of clause (c) thereof:

          "; provided that on and after March 31, 2007, such rate shall be increased to 0.35% of the daily Stated Amount of such Letter of Credit"

     3. Section 2.09 of the Credit Agreement is hereby further amended by adding the following clause (f) at the end of said section:

               "(f) Each Borrower hereby agrees to pay to the Issuing Agent and each Fronting Lender for their respective accounts, upon each payment under or amendment to any Letter of Credit issued by it, such amount as shall at the time of such event be the administrative charge and the reasonable expenses which the Issuing Agent or such Fronting Lender, as the case may be, is generally imposing in connection with such occurrence with respect to letters of credit issued by it."

     4. Section 6.01 of the Credit Agreement is hereby amended by adding the following clause (k) at the end of said Section:

               "(k) Notices to ING Credit Facility Lenders. Promptly after delivery thereof, copies of any notices, reports or other information required to be delivered to the lenders under the ING Credit Facility."

     5. Section 6.01 of the Credit Agreement is hereby further amended by deleting clause (c) thereof and replacing such clause with the following clause
(c):

               "(c) [Intentionally Omitted.]".

     6. Section 6.01 of the Credit Agreement is hereby further amended by deleting clause (h) thereof and replacing such clause with the following clause
(h):

               "(h) [Intentionally Omitted.]".

                                      -3-

     7. Article VI of the Credit Agreement is hereby amended by deleting
Sections 6.02 through 6.12 contained therein (other than the first sentence of
Section 6.05); provided that the first sentence of Section 6.05 shall be amended to read in its entirety as follows:

          "The Company shall maintain, and shall cause each of its Subsidiaries to maintain, its existence, provided that (i) the business of the
     Designated Subsidiary Borrowers may be wound up (so long as their respective existences are maintained) and (ii) the Company shall not be required to maintain the existence of any of its Subsidiaries (other than the Designated Subsidiary Borrowers) if the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.".

     8. Article VII of the Credit Agreement is hereby amended by deleting
Sections 7.01 through 7.13 contained therein and replacing such sections with the following Section 7.01:

          "Section 7.01. Change of Control. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction that would result in a Change of Control, or otherwise permit to occur a Change of
     Control."

          Article VIII of the Credit Agreement is hereby deleted in its entirety.

III. Miscellaneous Provisions

     2. The Lenders and the Administrative Agent agree that (a) the covenants and agreements contained in (i) Section I(1) and Section II of that certain
First Amendment and Waiver to the Credit Agreement, dated as of July 6, 2006, among the Company, the Designated Subsidiary Borrowers, certain Lenders and the
Administrative Agent, (ii) Section I of that certain Second Waiver to the Credit
Agreement, dated as of August 11, 2006 among Company, the Designated Subsidiary
Borrowers, the Lenders and the Administrative Agent and (iii) Section I of that certain Third Waiver to the Credit Agreement, dated as of September 27, 2006 among Company, the Designated Subsidiary Borrowers, the Lenders and the
Administrative Agent, in each case, are terminated effective as of the Fourth
Amendment Effective Date and (b) no Default or Event of Default under the Credit
Agreement shall remain in existence as of and following the Fourth Amendment
Effective Date.

     3. This Fourth Amendment is limited as specified and shall not, except as expressly provided herein, constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed signature page of this Fourth Amendment by facsimile (or other electronic)
transmission shall be effective as delivery of a manually executed counterpart hereof. A complete set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

                                      -4-

     5. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE
STATE OF NEW YORK.

     6. This Fourth Amendment shall become effective on the date (the "Fourth
Amendment Effective Date") when (i) the Company, the Designated Subsidiary
Borrowers and each Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile (or other electronic) transmission) the same to the Administrative
Agent, c/o White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036,
Attention: Lisa Alexander (Facsimile No. 212-354-8113;
lalexander@whitecase.com), (ii) the Company shall have delivered the ING Letter of Credit to the Administrative Agent, (iii) the Borrowers shall have paid all accrued and unpaid fees payable pursuant to Section 2.09(a) of the Credit
Agreement and accrued and unpaid Letter of Credit Fees and (iv) the Company shall have paid all outstanding costs and expenses of the Administrative Agent in connection with the Credit Agreement and this Fourth Amendment (including, without limitation, all costs and expenses of counsel to the Administrative
Agent in connection therewith and herewith).

     7. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby.
This Fourth Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

     8. The Credit Agreement shall terminate upon the date on which no Letters of Credit remain outstanding and the principal of and all accrued interest on all Loans and all fees and any other amounts payable under the Credit Agreement have been indefeasibly paid in full; provided that the provisions referred to in the last sentence of Section 11.05 shall remain in full force and effect notwithstanding such termination.

                                      * * *

                                      -5-

     IN WITNESS WHEREOF, the undersigned have caused this Fourth Amendment to be duly executed and delivered as of the date first above written.

                                        QUANTA CAPITAL HOLDINGS LTD.

                                        By: /s/ Peter D. Johnson
                                            ------------------------------------
                                            Name: Peter D. Johnson
                                            Title: President and Chief Executive
                                                   Officer

                                        QUANTA REINSURANCE LTD.

                                        By: /s/ Jonathan J.R. Dodd
                                            ------------------------------------
                                            Name: Jonathan J.R. Dodd
                                            Title: Chief Financial Officer

                                        QUANTA U.S. HOLDINGS INC.

                                        By: /s/ Peter D. Johnson
                                            ------------------------------------
                                            Name: Peter D. Johnson
                                            Title: President and Chief Executive
                                                   Officer

                                        QUANTA REINSURANCE U.S. LTD.

                                        By: /s/ Jonathan J.R. Dodd
                                            ------------------------------------
                                            Name: Jonathan J.R. Dodd
                                            Title: Chief Financial Officer

                                        QUANTA INDEMNITY COMPANY

                                        By: /s/ Peter D. Johnson
                                            ------------------------------------
                                            Name: Peter D. Johnson
                                            Title: President and Chief Executive
                                                   Officer

                                        JPMORGAN CHASE BANK, N.A., Individually,
                                        as Administrative Agent, as Collateral
                                        Agent, as Issuing Agent and as Fronting
                                        Lender

                                        By: /s/ Heather Lindstrom
                                            ------------------------------------
                                            Name: Heather Lindstrom
                                            Title: Vice President

                                        BNP PARIBAS

                                        By: /s/ Larent Vanderzyppe
                                            ------------------------------------
                                            Name: Larent Vander...
                                            Title: Managing Director

                                        By: /s/ Phil Triesdah
                                            ------------------------------------
                                            Name: Phil Triesdah...
                                            Title: Managing Director

                                        CALYON, NEW YORK BRANCH

                                        By: /s/ Sebastian Rocco
                                            ------------------------------------
                                            Name: Sebastian Rocco
                                            Title: Managing Director

                                        By: /s/ Charles Kornberger
                                            ------------------------------------
                                            Name: Charles Kornberger
                                            Title: MD

                                        COMERICA BANK

                                        By: /s/ Chatphet Saipetch
                                            ------------------------------------
                                            Name: Chatphet Saipetch
                                            Title: Vice President

                                        BARCLAYS BANK PLC

                                        By: /s/ Jeremy Fong
                                            ------------------------------------
                                            Name: Jeremy Fong
                                            Title: Manager

                                        ING BANK N.V., LONDON BRANCH

                                        By: /s/ N.J. Marchant
                                            ------------------------------------
                                            N.J. Marchant
                                            Director

                                        By: /s/ M. E. R. Sharman
                                            ------------------------------------
                                            M. E. R. Sharman
                                            Managing Director

                                        DEUTSCHE BANK AG NEW YORK BRANCH

                                        By: /s/ Ruth Leung
                                            ------------------------------------
                                            Name: Ruth Leung
                                            Title: Director

                                        By: /s/ Richard Herder
                                            ------------------------------------
                                            Name: Richard Herder
                                            Title: Managing Director

                                    Exhibit A

                              ING Letter of Credit